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                                                                    EXHIBIT 10.1

                                                               February   , 1995

UniHealth, Inc.
4100 West Alameda
Burbank, California 91505

Gentlemen:

    On February , 1995, PacifiCare Health Systems, Inc. ("PacifiCare") filed with the Securities and Exchange Commission a Registration Statement on Form S-3 (the Registration Statement and the Prospectus contained therein, and any Amendment or Post-Effective Amendment to the Registration Statement and the Prospectus contained in any such Amendment or Post-Effective Amendment are hereinafter referred to as the "Registration Statement") relating to the proposed offering and sale by PacifiCare of up to [3,000,000] shares of the Class B common stock of PacifiCare and the proposed offering and sale by UniHealth, Inc. ("UniHealth") of up to [2,175,000] shares (including [675,000] shares subject to the Underwriters' over-allotment option) of the Class B common stock of PacifiCare (collectively, the "Shares").

    In order to provide an equitable method for allocating any liabilities and costs that arise in connection with the offering or sale of Shares under the Registration Statement, PacifiCare and UniHealth have agreed as follows:

        1. UniHealth and PacifiCare shall contribute proportionally, based upon the net proceeds, after deducting underwriting discounts and commissions, received by each of them from the sale of Shares (including shares subject to the Underwriters' over-allotment option) under the Registration Statement, to the total losses, claims, damages, expenses and liabilities, joint or several, including (unless otherwise provided in paragraph 2 below) reasonable attorneys' fees (collectively, "Liabilities"), to which UniHealth and PacifiCare, and the officers and directors of UniHealth and PacifiCare, respectively, and each person, if any, who controls UniHealth or PacifiCare, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any of them, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Liabilities (or actions in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or (ii) the omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that:

           (a) In the event UniHealth should receive more net proceeds from the sale of the Shares than PacifiCare, then UniHealth and PacifiCare shall contribute equally to any such Liabilities;

           (b) UniHealth shall not be responsible to contribute under this Agreement to any Liabilities which arise out of or are based upon any untrue statement or omission or allegation thereof of a material fact in the Registration Statement required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading if PacifiCare knew or could have reasonably been expected to know, that such fact was untrue or omitted prior to the effective date of the Registration Statement and UniHealth did not know, and could not have reasonably been expected to know, that such fact was untrue or omitted prior to the effective date of the Registration Statement; and in such event, PacifiCare shall indemnify UniHealth, its officers and directors and each person, if any, who controls UniHealth within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all Liabilities which arise in connection with the misstatement or omission of such fact in the Registration Statement; and

           (c) PacifiCare shall not be responsible to contribute under this Agreement to any Liabilities which arise out of or are based upon any untrue statement or omission or allegation thereof of a material fact in the Registration Statement required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading if
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       (i)  UniHealth knew or  could have reasonably been  expected to know that such fact was untrue or omitted prior to the effective date of the Registration Statement and PacifiCare did not know, and could not have reasonably been expected to know, that such fact was untrue or omitted prior to the effective date of the Registration Statement, or (ii) such Liabilities arise out of or are based upon an untrue statement or omission or allegation thereof based upon information relating to UniHealth which was furnished to PacifiCare by UniHealth specifically for inclusion in the Registration Statement; and in either of such events, UniHealth shall indemnify PacifiCare, its officers and directors and each person, if any, who controls PacifiCare within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all Liabilities which arise in connection with the misstatement or omission of such fact in the Registration Statement. For purposes of this Agreement, the statements referred to in Schedule I hereto constitute the only information relating to UniHealth furnished to PacifiCare by UniHealth specifically for inclusion in the Registration Statement.

    Notwithstanding anything to the contrary contained in this paragraph 1, UniHealth's maximum obligation for contribution or indemnification under this paragraph 1 shall be limited to the proceeds receive by it from the sale of the Shares.

        2. Any party that proposes to assert the right to contribution or indemnification under this Agreement will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against a contributing or indemnifying party, as the case may be, under this Agreement, notify such indemnifying or contributing party of the commencement of such action, enclosing a copy of all papers served; provided, however, that the failure to provide timely notice shall not affect the right to contribution or indemnification hereunder except to the extent that such failure materially prejudices the indemnifying or contributing party in such action. In the event that any action described in the preceding sentence is commenced, the following provisions shall apply:

           (a) If such action relates to Liabilities for which PacifiCare and UniHealth are required to contribute proportionally (on the bases described in paragraph 1 hereof) under this Agreement, PacifiCare will be entitled, to the extent that it elects by delivering written notice to UniHealth, to assume the defense of the action, with counsel reasonably satisfactory to UniHealth, and UniHealth and PacifiCare shall contribute proportionally (on the basis described in paragraph 1 hereof) to the fees, expenses and other charges of such counsel. In the event that PacifiCare elects to assume the defense of the action, UniHealth, any officer or director of PacifiCare or UniHealth, or any person, if any who controls PacifiCare or UniHealth, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such party unless (i) the employment of counsel by such party has been authorized in writing by PacifiCare and (unless such party employing separate counsel is UniHealth) UniHealth, (ii) such party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to PacifiCare, (iii) a conflict or potential conflict exists (based on advice of counsel to the party) between the party and PacifiCare (in which case PacifiCare will not have the right to direct the defense of such action on behalf of such party), or (iv) PacifiCare has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases UniHealth and PacifiCare shall contribute proportionally (on the bases described in paragraph 1 hereof) to the fees, expenses and other charges of such second counsel. It is understood that neither UniHealth nor PacifiCare shall, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such party or parties. No party will be liable for contribution with respect to any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

           (b) If any such action is brought against a party entitled to indemnification under this Agreement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and the indemnifying party will not be
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       liable to the indemnified party for any legal or other expenses except as provided below. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
       (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to the indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.

        3. UniHealth and PacifiCare shall cooperate with each other in all reasonable respects in connection with the defense of any action or proceeding which is the subject of a claim under this Agreement, including, without limitation, making available for inspection by the other any nonprivileged documents reasonably related to such action or proceeding and making available to the other such employees having any information relating to such action or proceeding.

        4. UniHealth and PacifiCare shall pay proportionally (on the basis described in paragraph 1 hereof) all expenses in connection with the offering of the Shares, including, without limitation, underwriting fees, reasonable fees and expenses of counsel to PacifiCare and UniHealth, accounting fees and expenses of PacifiCare's independent auditors, Blue Sky fees, printing, registration fees and all other expenses set forth in Part II of the Registration Statement.

        Please indicate your acceptance of the terms of this Agreement by your signature.

                                          PACIFICARE HEALTH SYSTEMS, INC.
                                          By: __________________________________

                                          UNIHEALTH, INC.
                                          By: __________________________________